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                             PENN SERIES FUNDS, INC.

                       Supplement dated September 3, 1999
                         to Prospectus dated May 1, 1999



Effective August 11, 1999, the Value Equity Fund is managed by OpCap Advisors in accordance with a composite portfolio constructed by a group of senior portfolio managers at Oppenheimer Capital, the parent company of OpCap Advisors.

Effective August 16, 1999, the mailing address of OpCap Advisors is 1345 Avenue of the Americas, New York, NY, 10105-4800.